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                                  EXHIBIT 10.2

           EXTENSION AND RATIFICATION OF EMPLOYMENT AGREEMENT BETWEEN LIVING
              CENTERS OF AMERICA, INC. AND EDWARD L. KUNTZ


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                    [LIVING CENTERS OF AMERICA LETTERHEAD]




                                        December 13, 1996



Mr. Edward L. Kuntz
15415 Katy Freeway, Suite 800
Houston, Texas 77094

     Re: Extension and Ratification of Employment Agreement

Dear Mr. Kuntz:

     As you are aware, Living Centers of America, Inc. ("Company") has agreed to ratify and extend the Employment Agreement between you and the Company effective as of January 1, 1993 and to give effect to the automatic extension therein so that term of employment is extended until January 1, 2000. If the foregoing is agreeable to you, please sign this letter in the space indicated below.

                                    Very truly yours,

                                    LIVING CENTERS OF AMERICA, INC.


                                    By /s/ Leroy D. Williams
                                      ------------------------------------------

                                    Name: Leroy D. Williams
                                         ---------------------------------------

                                    Title: Chief Operating Officer and President
                                          --------------------------------------

AGREED TO AND ACCEPTED BY:

/s/ Edward L. Kuntz
-------------------------
Edward L. Kuntz